                                      OPPENHEIMER CAPITAL INCOME FUND
                                   Supplement dated July 1, 2002 to the
                                    Prospectus dated December 28, 2001

The Prospectus is changed as follows:

1.       The Prospectus supplement dated May 15, 2002 is deleted and replaced by this supplement.

2.  The Prospectus is changed by adding the following disclosure after the 1st full paragraph on page 11:

         Credit  Derivatives.  The Fund may enter into credit  default  swaps,  both (i) directly and (ii)  indirectly in the form of a swap  embedded  within a structured  note, to protect  against the risk that a security  will default.  The Fund pays a fee to enter  into the trade and  receives a fixed  payment  during the life of the swap.  If there is a credit  event (for  example, the security  fails to timely pay interest or principal),  the Fund either  delivers the defaulted bond (if the Fund has taken the short  position  in the credit  default  swap,  also known as "buying  credit  protection")  or pays the par amount of the defaulted  bond (if the Fund has taken the long  position  in the credit  default  swap  note,  also know as  "selling  credit protection").  Risks of credit  default swaps include the cost of paying for credit  protection if there are no credit events, and adverse  pricing when  purchasing  bonds to satisfy its delivery  obligation  where the Fund took a short  position in the swap and there has been a credit event.

3.        The commission payments to broker-dealers on purchases of Class A shares subject to a contingent  deferred sales charge by grandfathered  retirement accounts has changed.  Therefore,  the fourth sentence of the first paragraph  under "How Can You Buy Class A Shares?  - Class A Contingent  Deferred Sales Charge" on page 18 is deleted and replaced with the following sentence:  "For grandfathered  retirement  accounts,  the concession is 0.75% of the first $2.5 million of purchases plus
0.25% of purchases in excess of $2.5 million."

4. The section  captioned  "Distribution  and Service  (12b-1) Plans - Service Plan for Class A Shares" on page 21 is revised by adding the following  after the third sentence in that  paragraph:  "With respect to Class A shares  subject to a Class A contingent  deferred sales charge purchased by grandfathered  retirement accounts,  the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year, the  Distributor  pays the service fee to dealers on a quarterly basis."

July 1, 2002                                                                            300PS030

                                      OPPENHEIMER CAPITAL INCOME FUND
                                   Supplement dated July 1, 2002 to the
                                   Statement of Additional Information
                                          dated December 28, 2001,
                                         revised as of July 1, 2002

The Statement of Additional Information is changed as follows:

1.       The section  captioned  "Distribution  and Service Plans - Class A Service Plan" on page 39 is revised by adding the following to the end of the first paragraph:  "With respect to purchases of Class A shares subject to a contingent  deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement accounts"), the Distributor currently  intends to pay the service fee to  Recipients in advance for the first year after the shares are  purchased.  After the first year shares are  outstanding,  the  Distributor  makes  service fee payments to Recipients  quarterly on those  shares.  The advance  payment is based on the net asset  value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance service fee payment.  If Class A shares  purchased by grandfathered  retirement  accounts are redeemed during the first year after their  purchase,  the Recipient of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of the service fee made on those shares.

July 1, 2002                                                                            300PX011